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                                                                    Exhibit 10.2

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE LAWS IS IN EFFECT WITH RESPECT TO THIS NOTE OR (II) THERE IS AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE LAWS IS AVAILABLE.

                      PEREGRINE/BRIDGE TRANSFER CORPORATION

                           CONVERTIBLE PROMISSORY NOTE

Note No. 1                                                    August 14, 2002

$3,000,000.00                                                 Houston, Texas

     For value received, Peregrine/Bridge Transfer Corporation ("Maker"), a Delaware corporation, for value received hereby promises to pay to Neon Systems, Inc. (the "Payee"), in lawful money of the United States of America, the principal sum of THREE MILLION AND NO/100 Dollars ($3,000,000.00), with no interest, subject to the terms and conditions hereof, at the times and in the manner hereinafter provided.

1.   Payments.

     1.1 Subject to the provisions of Section 2 of this Convertible Promissory Note (the "Note"), repayment of the entire principal amount shall be made on March 31, 2005 (the "Maturity Date").

     1.2 This Note may be prepaid, but only in full, without penalty or premium, at any time prior to the Maturity Date upon not less than thirty (30) days' prior written notice to the Payee, which notice shall specify the prepayment date (which shall be a business day).

2.   Conversion.

     2.1 At the option of the Payee, (a) at any time before the Maturity Date:
(unless a notice of prepayment pursuant to Section 1.2 has been given with respect to the Note), this Note may be converted in whole or in part, and (b) at any time prior to the Maturity Date and after delivery of a notice of prepayment pursuant to Section 1.2 and prior to the close of business on the second business day prior to the date prepayment is to be made (unless Maker fails to make the prepayment on the date of proposed prepayment, in which event this clause (b) of this Section 2.1 shall be of no further force or effect with respect to such proposed prepayment), this Note may be converted, in whole but not in part, in each case of conversion, into fully paid and nonassessable shares of common stock of Maker (the "Common Stock") in accordance with the

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provisions of Section 2.2. The number of shares of Common Stock to be issued upon conversion shall be determined by dividing the aggregate principal amount to be converted by the Conversion Price (as defined below) in effect at the time of such conversion. The initial conversion price shall be established in a letter agreement executed by authorized officers of each party prior to September 30, 2002 and will be based on an assumed $30 million pre-cash valuation.

     2.2 Conversion Procedure. Before the Payee shall be entitled to convert this Note into shares of Common Stock, it shall surrender this Note duly endorsed at the principal office of Maker and shall give written notice (in the form of Exhibit A hereto) to Maker at its principal corporate office, of the election to convert the same pursuant to Section 2.1, and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. Maker shall, as soon as practicable thereafter, and at Maker's expense, issue and deliver to the Payee a certificate or certificates for the number of full shares of Common Stock to which the Payee shall be entitled as aforesaid, together with any other securities and property to which the Payee is entitled upon such conversion under the terms of this Note, including a check payable to the Payee for any cash amounts payable in lieu of fractional shares. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of issuing any fractional shares to the Payee upon the conversion of this Note, Maker shall pay in cash to the Payee the amount of outstanding principal that is not so converted.

3.   Conversion Price Adjustments.

     3.1 Adjustments for Stock Splits, Subdivisions, and Combinations. In the event Maker shall (A) pay a dividend or make a distribution in shares of Common Stock on the Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares, (C) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, or (D) issue, by reclassification of its shares of Common Stock, any shares of capital stock of Maker, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Payee shall be entitled to receive the number of shares of capital stock of Maker which the Payee would have owned or been entitled to receive immediately following such action had the Note been converted immediately prior thereto. An adjustment made pursuant to this Section 3.1 shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a reclassification, subdivision or combination. If as a result of an adjustment made pursuant to this Section 3.1, the Payee shall become entitled to receive shares of two or more classes of capital stock (including shares of Common Stock and other capital stock) of Maker, the Board of Directors shall reasonably determine in good faith the allocation of the adjusted Conversion Price between or among shares of such classes of capital stock or shares of Common Stock and other capital stock.

     3.2 Adjustments for Certain Rights Issuances. In the event Maker shall issue rights, options, or warrants to all holders of Common Stock entitling them (for a period not exceeding

45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Fair Market Value per share (as determined in Section 3.7 below) of the Common Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, so that the same shall equal the price determined by multiplying:

          (a) the Conversion Price in effect immediately prior to the date of issuance of such rights, options, or warrants by a fraction, of which

          (b) the numerator shall be (i) the number of shares of Common Stock outstanding on the date of issuance of such rights, options, or warrants, immediately prior to such issuance, plus (ii) the number of shares which the aggregate offering price of the total number of shares so offered for subscription or purchase would purchase at such Fair Market Value (determined by multiplying such total number of shares by the exercise price of such rights, options or warrants and dividing the product so obtained by such Fair Market Value), and of which

          (c) the denominator shall be (i) the number of shares of Common Stock outstanding on the date of issuance of such rights, options, or warrants, immediately prior to such issuance, plus (ii) the number of additional shares of Common Stock which are so offered for subscription or purchase.

Such adjustments shall become effective immediately after the record date for the determination of holders entitled to receive such rights, options, or warrants.

     3.3 Adjustments for Other Distributions. In the event Maker shall distribute to all holders of Common Stock any of its assets, evidences of indebtedness, cash or shares of capital stock (including equity interests in any subsidiaries of Maker), other than Common Stock (including securities, but other than (a) dividends or distributions exclusively in cash paid out of the surplus of Maker or (b) any dividend or distribution for which an adjustment is required to be made in accordance with Sections 3.1 or 3.2 above) or shall distribute to substantially all holders of Common Stock any rights, warrants or options to subscribe for securities of Maker (other than those referred to in Section 3.2 above), then in each such case the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such distribution by a fraction the numerator of which shall be the Fair Market Value per share of the Common Stock on the record date mentioned below less the then Fair Market Value of the portion of the assets or evidence of indebtedness so distributed or of such subscription rights, options or warrants applicable to one share of Common Stock, and the denominator of which shall be such Fair Market Value per share of the Common Stock. Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

     3.4 Continuation of Conversion Privilege in Case of Merger, Consolidation or Sale of Assets.

     If any of the following shall occur, namely: (a) any consolidation or merger of Maker or share exchange involving Maker as a result of which the holders of Common Stock shall be entitled to receive stock, other securities or other assets (including cash) with respect to or in exchange for Common Stock; or (b) any conveyance, transfer or lease of the properties and assets of Maker substantially as an entirety to any entity, then the Payee shall have the right to convert this Note into the kind and amount of shares of stock and other securities and property (including cash) receivable upon or in connection with such consolidation, merger, share exchange, conveyance, transfer or lease by a holder of the number of shares of Common Stock issuable upon conversion of this Note immediately prior to such consolidation, merger, share exchange, conveyance, transfer or lease.

     3.5  Notices of Record Date. In the event of:

          (a) Any taking by Maker of a record of the holders of Common Stock of Maker for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

          (b) Any authorization by Maker of any capital reorganization of Maker, any reclassification or recapitalization of the capital stock of Maker, or any transfer of all or substantially all of the assets of Maker to any other person or any consolidation or merger involving Maker; or

          (c) Any authorization or order of voluntary or involuntary dissolution, liquidation, or winding up of Maker,

Maker will mail to the Payee at least ten (10) days prior to the earliest date specified therein, a notice specifying:

               (i) The date on which any such record is to be taken for the purpose of such dividend, distribution, or right, and the amount and character of such dividend, distribution, or right; and

               (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

     3.6 Reservation of Common Stock Issuable Upon Conversion. Maker shall at all times reserve, free from preemptive rights, and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Note such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note. If at any time the number of authorized but unissued shares of Common Stock (and/or its treasury stock) shall not be sufficient to effect the conversion of the entire outstanding principal amount of the Note, then, in addition to such other remedies as shall be available to the Payee, Maker will take all corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (and/or its treasury stock) to such number of shares as shall be sufficient for such purposes. Maker covenants that all shares of Common Stock which may be issued upon conversion of this Note will upon issue be fully paid and non-assessable by Maker and free of preemptive rights.

     3.7  Fair Market Value. For the purpose of any computation under Sections
3.2 and 3.3 above, "Fair Market Value" shall mean the fair market value of such shares or other property as of the specified date as reasonably determined in good faith by the Board of Directors of Maker.

     3.8 Notice of Adjustment. Whenever the Conversion Price is adjusted as herein provided, Maker shall promptly mail or cause to be mailed a notice of such adjustment to the Payee in accordance with Section 9.1.

4.   Covenants.

     Maker covenants and agrees that, until this Note has been paid in full or converted as provided in Section 2 hereof:

     4.1 Reporting Requirements. Maker shall deliver, or shall cause to be delivered, to the Payee:

               (i) Annual Financial Statements. As soon as available, the audited consolidated statements of income, stockholders' equity, changes in financial position and cash flow of Maker and its consolidated subsidiaries for such fiscal year, and the related consolidated balance sheets of Maker and its consolidated subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year.

               (ii) Quarterly Financial Statements. As soon as available, consolidated statements of income, stockholders' equity, changes in financial position and cash flow of Maker and its consolidated subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year.

     4.2 Indebtedness. Maker shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness that ranks pari passu with, or is subordinated to, the indebtedness evidenced by this Note.

     4.3 Liens. Maker shall not create, incur, assume or permit to exist any Lien on any of its properties (now owned or leased or hereafter acquired or leased), except:

               (i) Liens securing the payment of any amounts owing or to be owed (including all renewals, extensions or rearrangement thereof) by Maker under this Note or the Consolidated Note (as defined by that certain Terminations and Support Agreement) dated as of the date hereof and executed by Maker in favor of the Payee;

               (ii) Excepted Liens;

               (iii) any Lien existing on any property or asset prior to the acquisition thereof by Maker, provided that such Lien shall secure only those obligations which it secures on the date of such acquisition; provided, however, that any such Liens shall be subject to the terms of the Subordination Agreement dated as of the date hereof between the Payee, Maker and Skunkware, Inc., the sole stockholder of Maker;

               (iv) Liens on fixed or capital assets acquired, constructed or improved by Maker; provided that (i) such security interests and the indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) such security interests shall not apply to any other property or assets of Maker; and

               (v) Liens in connection with capital leases, finance leases and conditional sales agreements.

     For purposes of this Section 4.3, the following terms shall have the following meanings:

     "Excepted Liens" shall mean: (i) Liens for taxes, assessments or other governmental charges or levies that are not delinquent or that are being contested in good faith by appropriate action; (ii) Liens in connection with workers' compensation, unemployment insurance or other social security, old age pension or public liability obligations that are not delinquent or that are being contested in good faith by appropriate action; (iii) operators', vendors', carriers', warehousemen's, repairmen's, mechanics', suppliers', workers', materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or statutory landlord's liens, including lessee or operator obligations under statutes, governmental regulations, each of which is in respect of obligations that are not delinquent or which are being contested in good faith by appropriate proceedings; (iv) Liens that arise in the ordinary course of business and are for claims that either are not delinquent or are being contested in good faith by appropriate action; (v) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board of Governors of the Federal Reserve System and no such deposit account is intended by Maker to provide collateral to the depository institution; (vi) all other non-consensual defects in title (which might otherwise constitute Liens) arising in the ordinary course of Maker's business or incidental to the ownership of its properties; provided that no such Liens shall secure the payment of indebtedness; (vii) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any property of Maker for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment, and defects, irregularities, zoning restrictions and deficiencies in title of any property which in the aggregate do not materially impair the use of such property for the purposes of which such property is held by Maker; (viii) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business; and
(ix) judgment Liens, provided that any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceeding may be initiated shall not have expired and no action to enforce such Lien has been commenced.

     "Lien" shall mean any interest in property securing an obligation owed to, or a claim by, a person or entity other than the owner of the property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes.

5.   Representations and Warranties of Payee.

     5.1  The Payee hereby represents and warrants that:

          (a) The Payee is familiar with the business and financial condition, properties, operations and prospects of Maker, and has been afforded the opportunity to ask questions of, and has received satisfactory answers from, Maker's officers and directors, or other persons acting on Maker's behalf, concerning the business and financial condition, properties, operations and prospects of Maker and concerning the terms and conditions of this Note.

          (b) The Payee understands that the extension of credit to Maker involves various risks and that no assurance can be given as to the future value of any investment in or conversion into the equity securities of Maker or the future financial condition or results of operations of Maker. The Payee understands that Maker's future performance will depend on a number of factors beyond Maker's control and general economic and industry conditions.

          (c) No representations or warranties have been made to the Payee by Maker as to the tax consequences of this Note.

          (d) All documents, records and books of Maker that the Payee has requested have been made available to the Payee.

     5.2 The Payee has such knowledge, skill and experience in business, financial and investment matters so that the Payee is capable of evaluating the merits and risks of the Note. To the extent necessary, the Payee has retained, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Note.

6.   Events of Default.

     The occurrence of any of the following events shall constitute an event of default (an "Event of Default"):

          (a) Maker shall fail to pay this Note, whether principal or interest, when due.

          (b) Any representation or warranty made or deemed made by Maker or any of its respective officers in any certificate, report, notice, or financial statement furnished at any time in connection with this Note or any other instrument or document executed in connection with or as security for this Note shall be false, misleading, or erroneous in any material respect when made or deemed to have been made.

          (c) Maker shall fail to perform, observe, or comply with any covenant, agreement or term contained in this Note, for a period of five
     (5) days following the date on which Payee gives Make notice of such failure.

          (d) Maker shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing.

          (e) An involuntary proceeding shall be commenced against Maker seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of thirty (30) days.

          (f) Maker shall fail to pay when due any amount owing on any of its other debt, or the maturity of any such debt shall have been accelerated, or any such debt shall have been required to be prepaid prior to the stated maturity thereof, or any event shall have occurred that permits (or, with the giving of notice or lapse of time or both, would permit) any holder or holders of such debt or any person acting on behalf of such holder or holders to accelerate the maturity thereof or require any such prepayment.

          (g) This Note or any other instrument or document executed by Maker in connection with or as security for these Notes shall at any time and for any reason cease to be in full force and effect or shall be declared null and void or the validity or enforceability thereof shall be contested or challenged by Maker, or Maker shall deny that it has any further liability or obligation hereunder prior to payment in full of all obligations hereunder.

          (h) A "Change of Control" shall occur. "Change of Control" shall mean any change in the ownership of 50% or more of the shares of stock of Maker or voting power of such stock (other than among the current shareholders of Assignor on the date hereof)

7.   Remedies Upon Default.

     7.1 Upon the occurrence of an Event of Default, the principal amount then outstanding of this Note shall upon written notice by the Payee to Maker become immediately due and payable without other or further presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by Maker.

     7.2 The Payee may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of Maker, and in connection with any such action or proceeding shall be entitled to receive from Maker payment of the principal amount of this Note plus reasonable expenses of collection, including, without limitation, attorneys' fees and expenses.

8.   Rights of Stockholders.

     This Note shall not entitle the Payee to be deemed the holder of Common Stock or any other securities of Maker that may be issuable, nor shall anything contained herein be construed to confer upon the Payee, as the holder of this Note, any of the rights of a stockholder of Maker or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until and to the extent this Note shall have been converted and the certificates representing the Common Stock shall have been issued, as provided herein.

9.   Miscellaneous.

     9.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to Maker, at 12680 High Bluff Drive, Suite 200, San Diego, California 92130, (ii) if to the Payee, at 14100 Southwest Freeway, Suite 500, Sugar Land, Texas 77478, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9.1. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 9.1 shall be deemed given at the time of receipt thereof.

     9.2 Replacement of Note. Upon receipt of evidence satisfactory to Maker of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), Maker shall execute and deliver to the Payee a new Note of like date, tenor, and denomination.

     9.3 Waiver. No course of dealing and no delay or failure on the part of the Payee in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice the Payee's rights, powers, or remedies. No right, power or remedy conferred by this Note upon the Payee shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly, partially or concurrently.

     9.4 Entire Agreement; Amendment. This Note and the indebtedness evidenced hereby are subject to, and entitled to the grant of security interests as set forth in, the Security Agreement dated of even date herewith among Maker and the Payee. Except as provided in the Security Agreement, this Note embodies the entire agreement between Payee and Maker relating to the Note and supersedes all prior agreements and understandings relating thereto. This Note may be amended only by a written instrument executed by Maker and the Payee. Any amendment shall be endorsed upon this Note, and all future holders shall be bound thereby.

     9.5 Governing Law. This Note shall be governed by, and construed in accordance with, the laws of the State of Texas, without giving effect to principles governing conflicts of law.

     9.6 Wavier of Demand. Maker and any and each co-maker, guarantor, accommodation party, endorser or other person liable for the payment or collection of this Note expressly waive demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, bringing of suit, and diligence in taking any action to collect amounts called for hereunder and in the handling of property at any time existing as security in connection herewith, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder or in connection with any Lien at any time had or existing as security for any amount called for hereunder.

     9.7 Collection. If, after the Maturity Date, this Note is placed in the hands of an attorney for collection or if it is collected through judicial, probate, bankruptcy, or receivership proceedings, Maker shall be obligated to pay to the Payee the reasonable attorneys' fees incurred by the Payee in connection therewith

     9.8 Conversion Taxes. Maker will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof in respect of the issue or delivery of shares of Common Stock upon conversion of this Note.

     9.9 Assignment. The rights and obligations of the Payee and Maker under this Note shall be binding upon and benefit their respective successors and permitted assigns.

     9.10 No Third Party Beneficiaries. The Payee and Maker agree that this Note is solely for the benefit of the Payee and Maker and their respective successors and permitted assigns, and no other person shall acquire or have any rights under or by virtue of this Note.

     9.11 Severability. If any portion of this Note is determined to be invalid or unenforceable under law, it shall not affect the validity or enforcement of the remaining obligations or portions hereof.

     9.12 Headings. The headings for the Sections and paragraphs in this Note are inserted for convenience only and shall not constitute a part hereof.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, Maker has caused this Note to be executed in its corporate name and this Note to be dated, issued and delivered, all on August 14, 2002.

PEREGRINE/BRIDGE TRANSFER CORPORATION


By:___________________________________
Name:  _______________________________
Title:________________________________

                                    EXHIBIT A

                      PEREGRINE/BRIDGE TRANSFER CORPORATION
                           CONVERTIBLE PROMISSORY NOTE
                                NOTICE TO CONVERT

     The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of Common Stock, to the extent of $_______________ unpaid principal amount of such Note, and request that the certificates for such shares be issued in the name of, and delivered to, ____________________, whose address is _________________________________.

Dated: ____________________________________


___________________________________________
Tax Identification Number
or Social Security Number of holder of Note

                                                   _____________________________
                                                   Signature

(Signature must conform in all respects to name of holder as specified on the face of the Note)



                                                  ______________________________
                                                  Printed Name (and title if
                                                  signing on behalf of an entity
                                                  or trust)


                                                  ______________________________

                                                             (Address)